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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-13)


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                   333-105982           33-0885129
----------------------------         -----------      ------------------------
(State or Other Jurisdiction         (Commission         I.R.S. Employer
of Incorporation)                    File Number)     Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                              92868
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On December 11, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-13 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the Class AV-1 Certificates, Class AV-2 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable- rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $880,001,842.89 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated December 9, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, Class AV-2 Certificates, Class AF-1 Certificates, Class AF-2 Certificates, Class AF-3 Certificates, Class AF-4 Certificates, Class AF-5 Certificates, Class AF-6 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 9, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.



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                                       -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE     PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)        RATE
------------------ ---------------------------------------- ----------------- ---------------------- -----------------
 AV-1............. $ 677,487,000            Variable(2)      AF-6............ $   13,977,000            5.094%(4)
 AV-2............. $ 142,997,000            Variable(2)      M-1............. $   66,125,000           Variable(2)
 AF-1............. $   35,378,000           Variable(2)      M-2............. $   51,750,000           Variable(2)
 AF-2............. $   30,621,000            3.177%(3)       M-3............. $   17,250,000           Variable(2)
 AF-3............. $   19,160,000            3.823%(3)       M-4............. $   11,500,000           Variable(2)
 AF-4              $   25,286,000            5.196%(3)       M-5............. $   14,375,000           Variable(2)
 AF-5              $   15,344,000            5.957%(4)       M-6............. $   11,500,000           Variable(2)
___________________

(1) Approximate.
(2) The pass-through rate on this Class of Certificates is generally based on one-month LIBOR plus an applicable margin, subject to a rate cap and, except in the case of the Class AF-1 Certificates, subject to increase, as described in the prospectus supplement.
(3) Subject to a rate cap, as described in the prospectus supplement.
(4) Subject to increase and subject to a rate cap, as described in the prospectus supplement.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 9, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         EXHIBIT NO.               DESCRIPTION
         -----------               -----------
              4.1                  Pooling and Servicing Agreement, dated as of
                                   December 1, 2003, by and among Ameriquest
                                   Mortgage Securities Inc. as Depositor,
                                   Ameriquest Mortgage Company as Master
                                   Servicer and Deutsche Bank National Trust
                                   Company as Trustee relating to the Series
                                   2003-13 Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2004


                                            AMERIQUEST MORTGAGE
                                            SECURITIES INC.


                                            By: /s/ Jule J. Keen
                                               --------------------------------
                                            Name:   Jule J. Keen
                                            Title:  EVP






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                                       -6-

                                INDEX TO EXHIBITS




                                                                 Sequentially
Exhibit No.           Description                               Numbered Page
-----------           -----------                               -------------
    4.1       Pooling and Servicing Agreement, dated as of           7
              December 1, 2003, by and among Ameriquest
              Mortgage Securities Inc. as Depositor, Ameriquest
              Mortgage Company as Master Servicer and Deutsche
              Bank National Trust Company as Trustee relating to the Series 2003-13 Certificates.



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                                   Exhibit 4.1